FILED PURSUANT TO RULE 497(e)
                                                                REGISTRATION NO.
                                                                      333-141093


                     THE GABELLI SRI FUND, INC. (THE "FUND")


           SUPPLEMENT DATED MARCH 4, 2009, TO THE FUND'S STATEMENT OF
               ADDITIONAL INFORMATION ("SAI") DATED JULY 29, 2008


Effective March 17, 2009, all references in the SAI to The Gabelli SRI Fund, Inc. should be replaced with Gabelli SRI Green Fund, Inc. In addition, the below changes should be noted, also effective March 17, 2009.


Replace the first sentence in FOREIGN SECURITIES on page 4 with the following:

"The Fund may invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs")."


Add the following after Foreign Securities on page 5:


"FOREIGN CURRENCY. The Fund may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and income. In addition, although a portion of the Fund's investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad.

EMERGING MARKET SECURITIES. The Fund may invest in emerging market securities. Such investments involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud."


Add the following to the PORTFOLIO MANAGER INFORMATION (PAGE 27) section of the SAI.

OTHER ACCOUNTS MANAGED (PAGE 28)

-------------- ------------------------ -------------- ----------- ------------------------ -----------------
                                                                                              TOTAL ASSETS
                                          TOTAL # OF                # OF ACCOUNTS MANAGED    WITH ADVISORY
                                           ACCOUNTS      TOTAL        WITH ADVISORY FEE       FEE BASED ON
                    TYPE OF ACCOUNTS        MANAGED      ASSETS      BASED ON PERFORMANCE      PERFORMANCE
-------------- ------------------------ -------------- ----------- ------------------------ -----------------

John Segrich   Registered Investment    0              $0          0                        $0
               Companies:
-------------- ------------------------ -------------- ----------- ------------------------ -----------------
-------------- ------------------------ -------------- ----------- ------------------------ -----------------
               Other Pooled             0              $0          0                        $0
               Investment Vehicles:
-------------- ------------------------ -------------- ----------- ------------------------ -----------------
-------------- ------------------------ -------------- ----------- ------------------------ -----------------
               Other Accounts:          0              $0          0                        $0
-------------- ------------------------ -------------- ----------- ------------------------ -----------------
